UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 22, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     01-13612                 02-0398678
----------------------------        -----------             ----------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On August 22, 2007, Congoleum Corporation ("Congoleum") received a letter from the American Stock Exchange (the "Amex") indicating that it is not in compliance with Sections 134 and 1101 of the Amex Company Guide due to the fact that it has not yet filed its Form 10-Q for the period ended June 30, 2007 with the Securities and Exchange Commission ("SEC"). As previously reported, Congoleum has delayed filing its Form 10-Q pending completion of a review by the SEC of its accounting policies and disclosures with respect to asbestos liabilities, insurance settlements and related costs. The letter also stated that Congoleum must submit a plan by September 5, 2007 advising the Amex of actions it has taken or will take to achieve compliance with the continued listing standards, and that this plan must be approved by the Amex, for Congoleum to maintain its listing on the Amex. If Congoleum does not submit a plan to the Amex, or submits a plan that is not accepted, it will be subject to delisting proceedings.

      In response to the AMEX letter, the Company proposed a plan to file its 10-Q immediately upon receipt from the SEC that it is satisfied with the Company's accounting policies and disclosures, or by November 15, 2007 should additional disclosure or a restatement be required. There can be no assurance that this plan will be accepted by the AMEX.

      The press release issued by Congoleum on August 27, 2007 with respect to receipt of the Amex letter described above is filed herewith as Exhibit 99.

Forward-Looking Statements

      Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risk, uncertainties and assumptions. These statements can be identified by the use of the words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project" and other words of similar meaning. These forward-looking statements are based on Congoleum's expectations, as of the date of this report, of future events, and Congoleum undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although Congoleum believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Any or all of these statements may turn out to be incorrect. Factors that could cause or contribute to Congoleum's actual results differing from its expectations include those factors discussed in Congoleum's other filings with the Securities and Exchange Commission, including in the section of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 entitled "Risk Factors."

ITEM 9.01  Financial Statements and Exhibits

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  EXHIBIT NO.                               DESCRIPTION
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      99        Press release, dated August 27, 2007
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2007               Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        -------------------------
                                    Name:  Howard N. Feist III
                                    Title: Chief Financial Officer


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